Exhibit 32.2

                     CERTIFICATION PURSUANT TO
                       18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of BF Acquisition Group III, Inc. (the "Company") on Form 10-QSB for the period December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Justin P. DiNorscia, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 4, 2005


                             /s/ Justin P. DiNorscia
                             ------------------------------
                             Justin P. DiNorscia, Treasurer
                             BF Acquisition Group III, Inc.